UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): September 13, 2005

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      0-16132                 22-2711928
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


       86 Morris Avenue, Summit, New Jersey                        07901
--------------------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000

   --------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 13, 2005, Celgene Corporation announced that the Oncologic Drugs Advisory Committee (ODAC) of the U.S. Food and Drug Administration (FDA) has posted on its website a briefing document for the ODAC meeting scheduled to review the REVLIMID (lenalidomide) New Drug Application (NDA) seeking approval for REVLIMID for the treatment of patients with transfusion-dependent anemia due to low- or intermediate-1-risk myelodysplastic syndromes (MDS) associated with a deletion 5q cytogenetic abnormality with or without additional cytogenetic abnormalities. Attached hereto and incorporated by reference as Exhibit 99.1 is the Press Release announcing such information.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibit 99.1 - Press Release dated September 13, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CELGENE CORPORATION



Date: September 13, 2005                By: /s/ Robert J. Hugin
                                        ----------------------------------------
                                            Name:  Robert J. Hugin
                                            Title: Senior Vice President and
                                                   Chief Financial Officer